UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 23, 2007

Innovo Group Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	0-18926	11-2928178
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

5901 S Eastern Ave, Commerce, California		90040
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	323-837-3700

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On July 23, 2007, Innovo Group Inc. (the "Company") received written correspondence from Mr. Samuel J. Furrow, Jr. (Jay) indicating that Mr. Jay Furrow was resigning his position as a member of the Company's Board of Directors effective as of that day. Mr. Furrow was not a member of any committees of the Board of Directors. This resignation is not due to any disagreements with management. A copy of the correspondence is attached as Exhibit 17.1 to this Current Report on Form 8-K and a copy of the press release issued by the Company on July 24, 2007 is filed herewith as Exhibit 99.1 and incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number Description

17.1 Correspondence from Director dated July 23, 2007

99.1 Press Release dated July 24, 2007

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Innovo Group Inc.

July 24, 2007	By:	/s/ Marc Crossman

Name: Marc Crossman
Title: Chief Executive Officer (Principal Executive Officer), President and Chief Financial Officer (Principal Financial Officer and Principal Accounting Officer)

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Exhibit Index

Exhibit No.	Description

17.1	Correspondence from Director dated July 23, 2007
99.1	Press Release dated July 24, 2007